Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,744,000,000
Previously Paid Amount	0
Total Fee Amount	793,246.4
Total Offset Amount	0
Net Fee	$ 793,246.4